UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2010

Innospec Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-13879

Delaware	981081725
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Innospec Manufacturing Park,

Oil Sites Road,

Ellesmere Port,

CH65 4EY,

United Kingdom

(Address of principal executive offices, including zip code)

+44 151 355 3611

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 26, 2010, Innospec Inc.’s (“Innospec” or the “Company”, NASDAQ: IOSP) subsidiary, Innospec Limited, appeared in the Southwark Crown Court, England, where sentence was passed in relation to charges of conspiracy to corrupt brought against Innospec Limited by the U.K. Serious Fraud Office (“SFO”). As part of the sentence, the Crown Court imposed a penalty of $12.7 million on Innospec Limited, which was in line with the Company’s expectations.

The sentence imposed by the Crown Court, together with the settlement agreement with certain U.S. federal agencies disclosed by the Company on March 1, 2010, marks the resolution of the investigations brought by the United States Department of Justice, the U.S. Securities and Exchange Commission, the U.S. Office of Foreign Assets Control and the SFO, concerning the Company’s actions under the United Nations Oil for Food Program and the subsequent investigations arising out of these actions under the Foreign Corrupt Practices Act and similar laws. In connection with the settlement agreement and sentence, Innospec has agreed to pay in total up to $40.2 million in fines, penalties and disgorgement of profits over a period of four years. The Company recorded accruals for the full amount of these fines, penalties and disgorgements in its financial results for the third and fourth quarters of 2009.

The Company believes the resolution recognizes Innospec’s co-operation with the investigations, together with the establishment of the Company’s comprehensive compliance program designed to promote Innospec adhering to high ethical standards at all times. As part of the resolution, Innospec will appoint an external compliance monitor for a period of three years to evaluate and report to the Company, and relevant agencies, Innospec’s progress in implementing and operating its enhanced compliance programs.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Such forward-looking statements include statements (covered by words like “expects”, “anticipates”, “may”, “believes” or similar words or expressions), for example, which relate to operating performance, events or developments that we expect or anticipate will or may occur in the future (including, without limitation, any of the Company’s statements as to growth and/or strategy). Although forward-looking statements are believed by management to be reasonable when made, caution should be exercised not to place undue reliance on such statements because they are subject to certain risks, uncertainties and assumptions, including in respect of the general business environment, regulatory actions or changes. If the risks or uncertainties materialize or assumptions prove incorrect or change, our actual performance or results may differ materially from those expressed or implied by such forward-looking statements and assumptions. Additional information regarding risks, uncertainties and assumptions relating to the Company and affecting our business operations and prospects are described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, and other reports filed with the U.S. Securities and Exchange Commission. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors”. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innospec Inc.

Date: March 29, 2010	By:	/S/ ANDREW HARTLEY
Andrew Hartley
Vice President & General Counsel

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